UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 29, 2011
MYERS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1293 South Main Street, Akron, OH	44301

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders
     On April 29, 2011, the Company held its annual meeting of shareholders. The following matters set forth in our definitive proxy statement on Schedule 14A dated March 21, 2011 and filed with the Securities and Exchange Commission were voted on at our annual meeting of shareholders and the results of such voting is indicated below. On May 2, 2011, the Company issued a press release announcing the results of such voting. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
1. The nine nominees listed below were elected as directors of the Company with the respective votes set forth opposite their names:

Name of Directors Elected	FOR	WITHHELD	BROKER NON-VOTES
Vincent C. Byrd	23,577,040	147,610	10,361,997
Sarah R. Coffin	23,572,337	152,313	10,361,997
John B. Crowe	23,568,093	156,557	10,361,997
William A. Foley	23,570,123	154,527	10,361,997
Robert B. Heisler, Jr.	23,574,791	149,859	10,361,997
Richard P. Johnston	20,191,611	305,602	10,361,997
Edward W. Kissel	23,420,005	304,645	10,361,997
John C. Orr	23,566,812	157,838	10,361,997
Robert A. Stefanko	23,572,939	151,711	10,361,997

Additional Nominees
Receiving Votes	FOR	WITHHELD	BROKER NON-VOTES
Robert S. Prather, Jr.	7,889,301	74,856	0
F. Jack Liebau, Jr.	11,116,738	74,856	0
2. The appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for 2011 was ratified. Voting results on this proposal were as follows:

For	26,040,759
Against	30,559
Abstain	51,172
3. The non-binding advisory vote on executive compensation (“say-on-pay”) was approved. Voting results on this proposal were as follows:

For	23,748,402
Against	7,757,026
Abstain	183,378
Broker Non-Votes	10,361,997
4. A non-binding advisory vote for a “one year” frequency for holding the non-binding advisory vote on say-on-pay was recommended. Voting results on this proposal were as follows:

1 Year	28,351,130
2 Years	138,573
3 Years	3,100,475
Abstain	98,629
Broker Non-Votes	10,361,997

Item 8.01. Other Events
     On May 2, 2011, the Board of Directors of the Company announced that it had authorized a stock repurchase program that enables the Company to purchase up to 5 million shares of its common stock from time to time in the open market.
     The full text of the press release issued in connection with this announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
99.1	Press Release by the Company Announcing Voting Results dated May 2, 2011

99.2	Press Release by the Company Announcing Stock Repurchase Program dated May 2, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc. (Registrant)

DATE May 2, 2011	By:	/s/ Donald A. Merril Donald A. Merril Senior Vice President, Chief Financial Officer and Corporate Secretary